Taxation (Deferred Tax Assets and Liabilities, Significant Components of Deferred Tax Assets and Liabilities) (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets:
Net operating loss from operations	$ 290,266	$ 257,955
Accrued bonus and commissions	25,457	26,704
Provision for inventory and doubtful receivables	7,517	3,931
Intangible assets transfer	916	1,524
Others	18,132	9,250
Total deferred tax assets	342,288	299,364
Less: Valuation allowance	(311,813)	(272,008)	$ (250,096)	$ (214,531)
Net deferred tax assets	30,475	27,356
Deferred tax liabilities
Withholding tax for Dividend	(86,834)	(79,824)
Intangible assets from business acquisitions	0	(1,087)
Others	(9,070)	(4,353)
Total deferred tax liabilities	$ (95,904)	$ (85,264)